Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
367905AA4
138747AD2
02744RAJ6
Issuer
GAYLORD ENTERTAINMENT CO
CANWEST MEDIA INC
AMERICAN MEDIA OPERATION
Underwriters
BofA, DIBC, DBSI, Citigroup, Fleet
Salomon, BofA, MBO, Nesbitt, CIBC, RBC,
Scotia, TD Securities
JPM, Bear Stearns
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GET 8% 11/15/2013
CANWES 7.625%, 4/15/2013
ENQ 8.875%, 1/15/2011
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/28/2003
3/31/2003
1/16/2003
Total dollar amount of offering sold to QIBs
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     350,000,000
 $                                                     200,000,000
 $                                                     150,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.00%
2.75%
Rating
B3/B-
B1/B-
B2/B-
Current yield
8.00%
7.63%
8.88%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     550,000
 $                     550,000
0.16%
2.59%
0.52%
10/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.07%
2.88%
-0.23%
10/31/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.02%
2.88%
0.32%
10/31/2003
Total

 $                     870,000
 $                     870,000
0.25%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
373298ce6
146900ab1
23331aap4
Issuer
GEORGIA-PACIFIC CORP
CASCADES INC
D.R. HORTON INC
Underwriters
Citigroup, DBSI, UBS, BofA, Goldman, JPM,
Merrill
Citigroup, Scotia, BMO, BNP, CIBC, Comerica,
NBC, SoGen, TD Securities
BofA, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
GP 8%, 1/15/2024
CASCN 7.25%, 2/15/2013
DHI 6.875%, 5/1/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/4/2003
1/31/2003
4/11/2003
Total dollar amount of offering sold to QIBs
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                     200,000,000
Total
 $                                                     500,000,000
 $                                                     450,000,000
 $                                                     200,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.25%
1.75%
0.83%
Rating
Ba3/BB+
Ba1/NA
Ba1/BB
Current yield
8.00%
7.25%
6.88%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     535,000
 $                     535,000
0.11%
2.00%
2.25%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                       95,000
 $                       95,000
0.02%
2.00%
2.97%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                     250,000
 $                     250,000
0.05%
2.00%
2.80%
12/31/2003
Total

 $                     880,000
 $                     880,000
0.18%














Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
460915AP6
913405AAA4
780153AN2
Issuer
INTRAWEST CORP
UNIVERSAL CITY DEVELOPMENT
ROYAL CARRIBBEAN CRUISES
Underwriters
CSFB, Jefferies, JPM, Stephens, DBSI
CSFB, Wachovia, Goldman
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
INTRAW 7.5%, 10/15/2013
UCD 11.75%, 4/1/2010
RCL 8%, 5/15/2010
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Scotia
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/1/2003
3/21/2003
5/6/2003
Total dollar amount of offering sold to QIBs
 $                                                     350,000,000
 $                                                     500,000,000
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                     250,000,000
Total
 $                                                     350,000,000
 $                                                     500,000,000
 $                                                     250,000,000
Public offering price
 $                                                             100.00
 $                                                               98.83
 $                                                               99.34
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
2.75%
1.38%
Rating
B1/B+
B2/B-
Ba2/BB+
Current yield
7.50%
11.89%
8.05%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     285,000
 $                     285,000
0.08%
0.13%
0.18%
10/2/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     135,000
0.04%
0.13%
0.00%
10/2/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000

0.13%
-0.08%
10/2/2003
Total

 $                     470,000
 $                     470,000
0.12%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45031uab7
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman,
Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6%, 12/15/2010
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     350,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.44
 $                                                               99.51
 $                                                               98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.03%
5.40%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     280,000
 $                     278,421
0.08%
2.58%
1.90%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     134,239
0.04%
2.58%
2.51%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       49,718
0.01%
2.58%
2.32%
12/31/2003
Total

 $                     465,000
 $                     462,378
0.13%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
45031uac5
756109ae4
552075aa1
Issuer
ISTAR FINANCIAL INC
REALTY INCOME CORP
WILLIAM LYON HOMES
Underwriters
DBSI, BofA, Bear Stearns, Fleet, Goldman,
Lehman
BofA, Citigroup, AG Edwards, Amsouth, BMO
Nesbitt, CSFB, Merrill
UBS, Citigroup
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SFI 6.5%, 12/15/2013
O 5.375%, 3/15/2013
WLS 10.75%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Lead Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/5/2003
3/5/2003
3/12/2003
Total dollar amount of offering sold to QIBs
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     250,000,000
Public offering price
 $                                                               99.28
 $                                                               99.51
 $                                                               98.49
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.75%
0.65%
2.75%
Rating
Ba1/BB+
Baa2/BBB
B3/B-
Current yield
6.55%
5.40%
10.91%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     280,000
 $                     277,970
0.19%
2.74%
1.90%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     134,021
0.09%
2.75%
2.51%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       49,638
0.03%
2.74%
2.32%
12/31/2003
Total

 $                     465,000
 $                     461,629
0.31%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
481086aa4
759576ac5
469865aa7
Issuer
JOSTENS HOLDING CORP
REMINGTON ARMS COMPANY
JACUZZI BRANDS INC
Underwriters
CSFB, DBSI
CSFB, Goldman, Wachovia
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
JOSEA 0%, 12/1/2013
RACIAQ 10.5%, 2/1/2011
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/25/2003
1/17/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     247,200,000
 $                                                     200,000,000
 $                                                     380,000,000
Public offering price
 $                                                               60.68
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
Caa2/B-
B2/B-
B3/B
Current yield
0.00%
10.50%
9.63%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     465,000
 $                     282,171
0.11%
3.41%
3.66%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     220,000
 $                     133,500
0.05%
3.41%
4.38%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       30,341
0.01%
3.41%
4.09%
12/31/2003
Total

 $                     735,000
 $                     446,012
0.18%













Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
501940AK6
85375CAM3
745867AP6
Issuer
LNR PROPERTY CORP
STANDARD PACIFIC CORP
PULTE HOMES INC
Underwriters
DBSI, BofA, Citigroup, Fleet
DFSB, BofA, Banc One, SunTrust
BofA, Banc One, Citigroup, ABN, Comerica,
PNC, UBS, SunTrust
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
LNR 7.25%, 10/15/2013
SPF 6.875%, 5/15/2011
PHM 6.375%, 5/15/2033
Is the affiliate a manager or co-manager of offering?
Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Salomon
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/15/2003
5/12/2003
5/19/2003
Total dollar amount of offering sold to QIBs
 $                                                     300,000,000
 $                                                     175,000,000
 $                                                                    -
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                     400,000,000
Total
 $                                                     300,000,000
 $                                                     175,000,000
 $                                                     400,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               99.45
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.13%
0.93%
0.88%
Rating
Ba3/B+
Ba2/BB
Baa3/BBB-
Current yield
7.25%
6.88%
6.41%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     275,000
 $                     275,000
0.09%
0.30%
0.00%
10/15/2003
Scudder Multi-Market Income Trust
Chicago
 $                     130,000
 $                     130,000
0.04%
0.30%
0.00%
10/15/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.02%
0.25%
0.00%
10/15/2003
Total

 $                     455,000
 $                     455,000
0.15%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
591160AC0
74962JAB5
902118BD9
Issuer
METALDYNE CORP
RJ TOWER CORP
TYCO INTL GROUP SA
Underwriters
DBSI, CSFB, JPM
BofA, JPM
BofA, CSFB, Goldman, JPMorgan, Morgan
Stanley, Salomon, ABN, CIBC, SG Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
METALD 10%, 11/1/2013
TWR 12%, 6/1/2013
TYC 2.75%, 1/15/2018
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/20/2003
6/6/2003
1/7/2003
Total dollar amount of offering sold to QIBs
 $                                                     150,000,000
 $                                                     258,000,000
 $                                                  3,000,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     150,000,000
 $                                                     258,000,000
 $                                                  3,000,000,000
Public offering price
 $                                                             100.00
 $                                                               97.21
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.25%
2.50%
Rating
B3/B
B1/B/*-
Ba2/BBB-/*-
Current yield
10.00%
12.35%
2.75%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     405,000
 $                     405,000
0.27%
1.00%
5.92%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     195,000
 $                     195,000
0.13%
1.00%
5.85%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
1.00%
5.47%
12/31/2003
Total

 $                     650,000
 $                     650,000
0.43%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
594079ab1
73942gaa0
58984waa5
Issuer
MICHAEL FOODS
PPC ESCROW CORP
MERISANT COMPANY
Underwriters
BofA, DBSI, UBS
CSFB
CSFB, Banc One, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICFOO 8%, 11/15/2013
CHX 9.25%, 11/15/2013
MERISA 9.5%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
BofA
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/6/2003
11/6/2003
6/27/2003
Total dollar amount of offering sold to QIBs
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     150,000,000
 $                                                     100,000,000
 $                                                     225,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
3.00%
Rating
B3/B-
B2/B+
B3/B-
Current yield
8.00%
9.25%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     540,000
 $                     540,000
0.36%
6.10%
4.82%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.17%
4.25%
5.73%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.04%
4.25%
5.38%
12/31/2003
Total

 $                     860,000
 $                     860,000
0.57%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
600814ah0
50154maa8
011679ad9
Issuer
MILLICOM INTL CELLULAR
KYIVSTAR GSM
ALASKA COMM SYS HLDGS
Underwriters
Morgan Stanley, Citigroup, CSFB, DBSI
Dresdner
CIBC, Citigroup, JPM, Jeffereies, Raymond
James
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
MICC 10%, 12/1/2013
OKST 12.75%, 11/21/2005
ALSK 9.875%, 8/15/2011
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Morgan Stanley
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/19/2003
11/5/2002
8/15/2003
Total dollar amount of offering sold to QIBs
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     550,000,000
 $                                                     160,000,000
 $                                                     182,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                               96.69
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.00%
2.00%
2.25%
Rating
(P) B3/B-
B2/B
B2/B-
Current yield
10.00%
12.75%
10.21%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     815,000
 $                     815,000
0.15%
5.50%
4.20%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     390,000
 $                     390,000
0.07%
5.50%
4.86%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       90,000
 $                       90,000
0.02%
5.50%
4.50%
12/31/2003
Total

 $                  1,295,000
 $                  1,295,000
0.24%







Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
629855AD9
297659AKO
60036NAJ0
Issuer
NALCO COMPANY
ETHYL CORPORATION
MILLENNIUM AMERICA INC
Underwriters
BofA, Citigroup, DBSI, Goldman, JPM, UBS,
Banc One, Credit Lyonnais, RBS
CSFB, SunTrust, UBS
BofA, JPM BNP, Credit Lyonnais, Daiwa, SG
Cowen
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
NLC 7.75%, 11/15/2011
EY 8.875%, 5/1/2010
MCH 9.25%, 6/15/2088
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Citigroup
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/29/2003
4/15/2003
4/22/2003
Total dollar amount of offering sold to QIBs
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     665,000,000
 $                                                     150,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             109.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.75%
1.50%
Rating
B2/B
B2/B
NA/BB
Current yield
7.75%
8.88%
8.49%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     545,000
 $                     545,000
0.08%
6.50%
4.11%
12/11/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.04%
6.50%
3.37%
12/11/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.01%
6.50%
3.72%
12/11/2003
Total

 $                     865,000
 $                     865,000
0.13%









Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
701081AL5
165167BB2
843452BA0
Issuer
PARKER DRILLING CO
CHESAPEAKE ENERGY CORP
SOUTHERN NATUAL GAS
Underwriters
DBSI, Lehman, BofA
Bear Stearns, CSFB, Salomon, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD
Securities
CSFB, Salomon, ABN BofA, BNP, JPM
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PKD 9.625%, 10/1/2013
CHK 7.5%, 9/15/2013
EP 8.875%, 3/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
10/3/2003
2/28/2003
2/28/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     400,000,000
Public offering price
 $                                                             100.00
 $                                                               99.10
 $                                                               98.72
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.50%
2.00%
2.50%
Rating
B2/B-
Ba3/BB-
B1/B+
Current yield
9.63%
7.57%
8.99%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     450,000
 $                     450,000
0.26%
2.50%
1.38%
10/22/2003
Scudder Multi-Market Income Trust
Chicago
 $                     215,000
 $                     215,000
0.12%
2.50%
1.08%
10/22/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
2.50%
1.11%
10/22/2003
Total

 $                     715,000
 $                     715,000
0.41%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
72347caa2
58984waa5
122394ac3
Issuer
PINNACLE FOODS HOLDING
MERISANT COMPANY
BURNS PHILP CAP PTY/US
Underwriters
DBSI, JPM
CSFB, Banc One, Wachovia
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PFHC 8.25%, 12/1/2013
MERISA 9.5%, 7/15/2013
BURPHI 9.5%, 11/15/2010
Is the affiliate a manager or co-manager of offering?
Joint Lead
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/20/2003
6/27/2003
6/2/2003
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     200,000,000
 $                                                     225,000,000
 $                                                     100,000,000
Public offering price
 $                                                             100.00
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
3.00%
3.00%
2.50%
Rating
B3/B
B3/B-
B2/NA
Current yield
8.25%
9.50%
9.50%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     540,000
 $                     540,000
0.27%
3.50%
4.20%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     260,000
 $                     260,000
0.13%
3.50%
4.86%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       60,000
 $                       60,000
0.03%
3.50%
4.50%
12/31/2003
Total

 $                     860,000
 $                     860,000
0.43%






Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74047pal8
165167bb2
880779ar4
Issuer
PREMCOR REFINING GROUP
CHESAPEAKE ENERGY CORP
TEREX CORP
Underwriters
CSFB, DBSI, Morgan Stanley
Bear Stearns, CSFB, Citigroup, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD
Securities
Citigroup, CSFB, ABN, Bear Stearns, Credit
Lyonnais, Dresdner
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PREMCO 7.75%, 2/1/2012
CHK 7.5%, 9/15/2013
TEX 7.375%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2003
2/28/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Public offering price
 $                                                             100.00
 $                                                               99.10
 $                                                               99.11
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
2.00%
0.18%
Rating
B2/B
Ba3/BB-
B3/B
Current yield
7.75%
7.57%
7.44%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     275,000
 $                     275,000
0.16%
0.90%
0.00%
11/6/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     135,000
0.08%
1.00%
-0.11%
11/6/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
1.00%
-0.16%
11/6/2003
Total

 $                     460,000
 $                     460,000
0.26%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
74047pal8
165167bb2
880779ar4
Issuer
PREMCOR REFINING GROUP
CHESAPEAKE ENERGY CORP
TEREX CORP
Underwriters
CSFB, DBSI, Morgan Stanley
Bear Stearns, CSFB, Citigroup, BNP, Credit
Lyonnais, Lehman, Morgan Stanley, TD
Securities
Citigroup, CSFB, ABN, Bear Stearns, Credit
Lyonnais, Dresdner
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
PREMCO 7.75%, 2/1/2012
CHK 7.5%, 9/15/2013
TEX 7.375%, 1/15/2014
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
CSFB
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/5/2003
2/28/2003
11/10/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     300,000,000
 $                                                     300,000,000
Public offering price
 $                                                             100.00
 $                                                               99.10
 $                                                               99.11
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.00%
2.00%
0.18%
Rating
B2/B
Ba3/BB-
B3/B
Current yield
7.75%
7.57%
7.44%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     275,000
 $                     275,000
0.16%
0.90%
0.00%
11/6/2003
Scudder Multi-Market Income Trust
Chicago
 $                     135,000
 $                     135,000
0.08%
1.00%
-0.11%
11/6/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
1.00%
-0.16%
11/6/2003
Total

 $                     460,000
 $                     460,000
0.26%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
78402uaa1
15135eaa3
171871aa4
Issuer
SBA TELECOMM/SBA COMM
CENTENNIAL CELL/COMMUNIC
CINCINNATI BELL INC
Underwriters
Lehman, Citigroup, DBSI, Merrill, TD Securities
CSFB, BofA, JPM
BofA, CSFB, Goldman, Fleet, McDonald, PNC,
RBC, Wachovia
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SBAC 0%, 12/15/2011
CYCL 10.125%, 6/15/2013
CBB 7.25%, 7/15/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Lehman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/8/2003
6/16/2003
7/2/2003
Total dollar amount of offering sold to QIBs
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     402,023,273
 $                                                     500,000,000
 $                                                     500,000,000
Public offering price
 $                                                               68.40
 $                                                             100.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.25%
2.60%
2.00%
Rating
NA/NA
Caa1/CCC
B2/B-
Current yield
0.00%
10.13%
7.25%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     760,000
 $                     519,870
0.13%
3.06%
1.56%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     365,000
 $                     249,675
0.06%
3.06%
2.16%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       85,000
 $                       58,143
0.01%
3.06%
1.93%
12/31/2003
Total

 $                  1,210,000
 $                     827,688
0.21%





Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
828709ae5
085790ak9
469865aa7
Issuer
SIMMONS CO
BERRY PLASTICS
JACUZZI BRANDS INC
Underwriters
Goldman, DBSI, UBS
Goldman, JPM
CSFB, Banc One, Fleet, Jeffereies
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
SIMMON 7.875%, 1/15/2014
BERRY 10.75%, 7/15/2012
JJZ 9.625%, 7/1/2010
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
Goldman
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
12/10/2003
11/10/2003
6/30/2003
Total dollar amount of offering sold to QIBs
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                                    -
 $                                                                    -
Total
 $                                                     200,000,000
 $                                                       85,000,000
 $                                                     380,000,000
Public offering price
 $                                                             100.00
 $                                                             112.00
 $                                                             100.00
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
2.75%
2.25%
2.50%
Rating
Caa1/B-
B3/B-
B3/B
Current yield
7.88%
9.60%
9.63%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     290,000
 $                     290,000
0.15%
0.50%
1.38%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     140,000
 $                     140,000
0.07%
0.50%
1.71%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
0.50%
1.54%
12/31/2003
Total

 $                     480,000
 $                     480,000
0.24%



Security Information








Security Purchased
Comparison Security
Comparison Security
Cusip
858577af6
780153an2
24823uac2
Issuer
STENA AB
ROYAL CARIBBEAN CRUISES
DENBURY RESOURCES INC
Underwriters
JPM, ABN, Citigroup, DBSI
Citigroup, Goldman, BofA, CSFB, Morgan
Stanley, Scotia, Wachovia
CSFB
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
STENA 7.5%, 11/1/2013
RCL 8%, 5/15/2010
DNR 7.5%, 4/1/2013
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
JPM
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
11/24/2003
5/6/2003
3/17/2003
Total dollar amount of offering sold to QIBs
 $                                                     175,000,000
 $                                                                    -
 $                                                     225,000,000
Total dollar amount of any concurrent public offering
 $                                                                    -
 $                                                     250,000,000
 $                                                                    -
Total
 $                                                     175,000,000
 $                                                     250,000,000
 $                                                     225,000,000
Public offering price
 $                                                             100.00
 $                                                               99.34
 $                                                               99.14
Price paid if other than public offering price
 N/A
 N/A
 N/A
Underwriting spread or commission
1.50%
1.38%
1.89%
Rating
(P) Ba3/BB-
Ba2/BB+
B2/B
Current yield
7.50%
8.05%
7.57%








Fund Specific Information








Board
Total Par Value
Purchased
$ Amount of
Purchase
% of Offering
Purchased by the
Fund
Security
Performance
Fund Performance
Measurement Date*
Chicago Funds







Scudder High Income Trust
Chicago
 $                     420,000
 $                     420,000
0.24%
3.00%
3.84%
12/31/2003
Scudder Multi-Market Income Trust
Chicago
 $                     200,000
 $                     200,000
0.11%
3.00%
4.38%
12/31/2003
Scudder Strategic Income Trust
Chicago
 $                       50,000
 $                       50,000
0.03%
3.00%
4.09%
12/31/2003
Total

 $                     670,000
 $                     670,000
0.38%







Name of Fund
Scudder High Incoem Trust





Security Purchased

Comparison Security

Comparison Security
Cusip
909214bh0

01958xaw7

460690as9
Issuer
UNISYS CORP

ALLIED WASTE NORTH
AMER

INTERPUBLIC GROUP COS
Underwriters
Bofa,Salomon,Bear
Stearns,BNP,DBSI,HSBC,PNC,Royal
Bk of Canada,Wachovia

Credit Suisse,
DBSI,JPMorgan,Salomon

JPMorgan,Salomon,UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
UIS 6.875%,3/15/2010

AW 9.25%,9/1/2012

IPG 4.5%,3/15/2023
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

Jt-Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

CSFB

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/12/2003

11/12/2002

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                          300,000,000

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          300,000,000

 $                          800,000,000






Public offering price
                                        99.32

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
1.5

1.625%

2.75
Rating
Ba1/BB+

Ba3/BB-

Baa3/BB+
Current yield
6.92%

9.25%

4.50%






Total par value
purchased
                                    615,000

n/a

n/a
$ amount of purchase
                                    610,812

n/a

n/a






% of offering purchased
by fund
0.21%

n/a

n/a
% of offering purchased
by associated funds
3.63%

n/a

n/a
Total
3.84%

n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
89816raa5

552075aa1

460690as9
Issuer
TRUMP HOLDINGS &
FUNDING

WILLIAM LYON HOMES

INTERPUBLIC GROUP COS
Underwriters
CSFB,DBSI,UBS,Jefferies

UBS,Salomon

JPMorgan,Salomon,
UBS,Barclays,HSBC,ING,Morgan
Stanley,SunTrust,Bk of NY
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
DJT 11.625%,3/15/2010

WLS 10.75%,4/1/2013

IPG 4.5%,3/15/2023
Is the affiliate a
manager or co-manager
of offering?
Join Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/12/2003

3/11/2003






Total dollar amount of
offering sold to QIBs
 $                          425,000,000

 $                                          -

 $                          800,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          250,000,000

 $                                          -
Total
 $                          425,000,000

 $                          250,000,000

 $                          800,000,000






Public offering price
                                        94.83

                                        98.49

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.75

2.75

2.75
Rating
B3/B-

B3/B-

Baa3/BB+
Current yield
12.26%

10.91%

4.50%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      47,416

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
0.91%

 n/a

n/a
Total
0.92%

 n/a

n/a


Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
615801aa5

252125aa7

436141aj4
Issuer
MOORE NORTH AMER
FINANCE

DEX MEDIA EAST LLC/FIN

HOLLYWOOD
ENTERTAINMENT
Underwriters
Bofa,DBSI,Salomon,Banc
One,BNP,CIBC,Credit
Lyonnais,Fleet,Scotia

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

UBS,Lehman
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
MCL 7.875%,1/15/2011

DXME 9.875%,11/15/2009

HLYW 9.625%,3/15/2011
Is the affiliate a
manager or co-manager
of offering?
Joint lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/11/2003

10/30/2002

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          403,000,000

 $                          450,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          403,000,000

 $                          450,000,000

 $                          225,000,000






Public offering price
                                        99.30

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.5

2.50%

2.875
Rating
B1/BB-

B2/B

B3 /*+/B-
Current yield
7.93%

9.88%

9.63%






Total par value
purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      49,650

n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
1.18%

n/a

n/a
Total
1.19%

n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
03071daa7

305560ac8

04269qaa8
Issuer
AMERIPATH INC

FAIRPOINT
COMMUNICATIONS

ARRIS GROUP INC
Underwriters
CSFB,DBSI,Wachovia

CSFB,Salomon,Bofa,DBSI,Wachovia

CIBC
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
PATH 10.5%,4/1/2013

MJDCOM 11.875%,3/1/2010

ARRS 4.5%,3/15/2008
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
3/13/2003

3/3/2003

3/12/2003






Total dollar amount of
offering sold to QIBs
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          275,000,000

 $                          225,000,000

 $                          105,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
3

3.5

3.5
Rating
B3/B-

B3/B

NA/B-
Current yield
10.50%

11.88%

4.50%






Total par value
purchased
                                      70,000

 n/a

n/a
$ amount of purchase
                                      70,000

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
4.25%

 n/a

n/a
Total
4.28%

 n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
87264qag5

76168rac2

902118bd9
Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

TYCO INTL GROUP SA
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

Bofa,CSFB, Goldman, JPMorgan,
Morgan Stanley,Salomon,Bofa,ABN
CIBC,SG Cowen
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
TRWAUT 9.375%,2/15/2013

REX 10.125%,12/15/2012

TYC 2.75%,1/15/2018
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

JT-Lead

n/a
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

1/7/2003






Total dollar amount of
offering sold to QIBs
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          925,000,000

 $                          225,000,000

 $                       3,000,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.5

2.75

2.5
Rating
B1/B+

B3/B-

Ba2/BBB- /*-
Current yield
9.38%

10.13%

2.75%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

n/a

n/a
% of offering purchased
by associated funds
0.73%

n/a

n/a
Total
0.74%

n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
87264qaa8

76168rac2

591160AA4
Issuer
TRW AUTOMOTIVE INC

REXNORD CORP

METALDYNE CORP
Underwriters
Bofa,CSFB,DBSI,JPMorgan,Lehman,Scotia,SunTrust,TD
Securities

Credit Suisse,DBSI,Wachovia

CSFB,DBSI,JP Morgan,Comercia
Sec.,Nat City Invest. Wachovia
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
TRWAUT 11%,2/15/2013

REX 10.125%,12/15/2012

METALD 11%,6/15/2012
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

JT-Lead

Jt. Lead
Name of underwriter or
dealer from which
purchased
JPM Chase

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/6/2003

11/19/2002

6/13/2002






Total dollar amount of
offering sold to QIBs
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          300,000,000

 $                          225,000,000

 $                          250,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.75

2.75

3%
Rating
B2/B+

B3/B-

B3/B
Current yield
11.00%

10.13%

11.00%






Total par value
purchased
                                      50,000

 n/a

 n/a
$ amount of purchase
                                      50,000

 n/a

 n/a






% of offering purchased
by fund
0.02%

n/a

n/a
% of offering purchased
by associated funds
1.96%

n/a

n/a
Total
1.98%

n/a

n/a



Name of Fund
Scudder Stratgeic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
59001aac6

878483ae6

462846ab2
Issuer
MERITAGE CORPORATION

TECH OLYMPIC USA, INC

IRON MOUNTAIN INC
Underwriters
DBSI,Banc One,Fleet,UBS

Salomon,Credit Lyonnais,DBSI,Fleet

Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
MTH 9.75%,6/1/2011

TOUS 9%,7/1/2010

IRM 7.75%,1/15/2015
Is the affiliate a
manager or co-manager
of offering?
Lead Manager

Co-Manager

n/a
Name of underwriter or
dealer from which
purchased
Warburg

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/13/2003

1/29/2003

12/16/2002






Total dollar amount of
offering sold to QIBs
 $                            50,000,000

 $                          100,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          100,000,000
Total
 $                            50,000,000

 $                          100,000,000

 $                          100,000,000






Public offering price
                                      103.25

                                        94.84

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
0.75

2

1
Rating
Ba3/B+

Ba3/B+

B2/B
Current yield
9.44%

9.49%

7.75%






Total par value
purchased
                                      50,000

n/a

n/a
$ amount of purchase
                                      51,625

n/a

n/a






% of offering purchased
by fund
0.10%

n/a

n/a
% of offering purchased
by associated funds
11.65%

n/a

n/a
Total
11.75%

n/a

n/a


Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
368287aa6

961418ac4

17302xac0
Issuer
GAZPROM OAO

WESTPORT RESOURCES
CORP

Citgo Petroleum Corp
Underwriters
Dresdner,Morgan
Stanley,ABN,CSFB,DBSI,Evrofinans,Menatep,Renaissance
Capital,Schroder Salomon

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,JPMorgan,BNP,BNY
Capital,Mizuho,SG Cowen,SunTrust
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
GAZPRU 9.625%,3/1/2013

WRC 8.25%,11/1/2011

CitPet 11.375% 2/1/2011
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Morgan Stanley

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/21/2003

12/11/2002

2/20/2003






Total dollar amount of
offering sold to QIBs
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,750,000,000

 $                          300,000,000

 $                          550,000,000






Public offering price
                                      100.00

                                      103.00

                                        99.38
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
1.125

2.25

2.125
Rating
NA/B+

Ba3/B+

Ba3/B+
Current yield
9.63%

8.01%

11.42%






Total par value
purchased
                                    140,000

 n/a

n/a
$ amount of purchase
                                    140,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.37%

 n/a

n/a
Total
1.38%

 n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
25459haa3

252125aa7

513075ae1
Issuer
DIRECTV
HOLDINGS/FINANCE

DEX MEDIA EAST LLC/FIN

LAMAR MEDIA CORP
Underwriters
Bofa,CSFb,DBSI,Goldman,Salomon

Bofa,DBSI,JPM,Lehman,Wachovia,Bear
Stearns,Scotia

JPMorgan
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
DTV 8.375%,3/15/2013

DXME 9.875%,11/15/2009

LAMR 7.25%,1/1/2013
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

Jt Lead

n/a
Name of underwriter or
dealer from which
purchased
CSFB

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/25/2003

10/30/2002

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,400,000,000

 $                          450,000,000

 $                          260,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
1.75

2.50%

1.75
Rating
B1/B

B2/B

Ba3/B
Current yield
8.38%

9.88%

7.25%






Total par value
purchased
                                      55,000

n/a

n/a
$ amount of purchase
                                      55,000

n/a

n/a






% of offering purchased
by fund
0.00%

n/a

n/a
% of offering purchased
by associated funds
0.69%

n/a

n/a
Total
0.69%

n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
228344ab3

759576ac5

858119ac4
Issuer
CROWN EURO HOLDINGS
SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI,Smith Barney

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CCK 10.875%,3/1/2013

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                          725,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
3

3

3
Rating
B2/B

B2/B-

B3/B
Current yield
10.88%

10.50%

4.00%






Total par value
purchased
                                      60,000

 n/a

n/a
$ amount of purchase
                                      60,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.36%

 n/a

n/a
Total
1.37%

 n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
228344aa5

759576ac5

858119ac4
Issuer
CROWN EURO HOLDINGS
SA

REMINGTON ARMS
COMPANY

STEEL DYNAMICS INC
Underwriters
DBSI, Salomon

CSFB,Goldman,Wachovia

Morgan Stanley
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
CCK 9.5%,3/1/2011

RACIAQ 10.5%,2/1/2011

STLD 4%,12/15/2012
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
2/11/2003

1/17/2003

12/17/2002






Total dollar amount of
offering sold to QIBs
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                                          -
Total
 $                       1,085,000,000

 $                          200,000,000

 $                          100,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
3

3

3
Rating
B1/B+

B2/B-

B3/B
Current yield
9.50%

10.50%

4.00%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.00%

 n/a

n/a
% of offering purchased
by associated funds
0.45%

 n/a

n/a
Total
0.45%

 n/a

n/a




Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
878483ae6

983130aa3

22025YAA
Issuer
TECH OLYMPIC USA, INC

WYNN LAS VEGAS LLC/CORP

CORRECTIONS CORP OF
AMER
Underwriters
Salomon,Credit Lyonnais,DBSI,Fleet

Bofa,Bear,DBSI,Dresdner,Fleet,Jefferies,Scotia,SG
Cowen

DBAB, Lehman, BB&T, First
Analysis, Jeffries, MacDonald, Morgan
Louis Githens, SG Cowen, South Trust
Securities, UBS
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
TOUS 9%,7/1/2010

WYNN 12%,11/1/2010

CXW 9.875%,5/1/2009
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

Jt-Lead

Co-man
Name of underwriter or
dealer from which
purchased
Salomon

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/29/2003

10/25/2002

4/24/2002






Total dollar amount of
offering sold to QIBs
 $                          100,000,000

 $                                          -

 $                          250,000,000
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                          370,000,000

 $                                          -
Total
 $                          100,000,000

 $                          370,000,000

 $                          250,000,000






Public offering price
                                        94.84

                                        92.79

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2

2.74%

2.75%
Rating
Ba3/B+

B3/CCC+

B2/B-
Current yield
9.49%

12.93%

9.88%






Total par value
purchased
                                      50,000

 na

 na
$ amount of purchase
                                      47,418

 na

 na






% of offering purchased
by fund
0.05%

na

na
% of offering purchased
by associated funds
5.86%

na

na
Total
5.91%

na

na


Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
441560ag4

02744raj6

436141aj4
Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD
ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
HTN 9.875%,2/1/2013

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          400,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          400,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                        99.22

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.75

2.75

2.875
Rating
B3/B

B2/B-

B3 /*+/B-
Current yield
9.95%

8.88%

9.63%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      49,610

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
1.22%

 n/a

n/a
Total
1.23%

 n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
441560af6

02744raj6

436141aj4
Issuer
HOUGHTON MIFFLIN CO

AMERICAN MEDIA INC

HOLLYWOOD
ENTERTAINMENT
Underwriters
CIBC,DBSI,Goldman,Banc One,Fleet

JPMorgan,Bear Stearns

UBS,Bear Stearns
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
HTN 8.25%,2/1/2011

ENQ 8.875%,1/15/2011

HLYW 9.625%,3/15/2011
Is the affiliate a
manager or co-manager
of offering?
Joint Lead

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/24/2003

1/16/2003

12/13/2002






Total dollar amount of
offering sold to QIBs
 $                          600,000,000

 $                          150,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          225,000,000
Total
 $                          600,000,000

 $                          150,000,000

 $                          225,000,000






Public offering price
                                      100.00

                                      100.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.5

2.75

2.875
Rating
B2/B

B2/B-

B3 /*+/B-
Current yield
8.25%

8.88%

9.63%






Total par value
purchased
                                      50,000

 n/a

n/a
$ amount of purchase
                                      50,000

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
0.83%

 n/a

n/a
Total
0.84%

 n/a

n/a



Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
373298by3

961418ac4

31529maa6
Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS
LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
GP 9.375%,2/1/2013

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                                          -

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                          800,000,000

 $                                          -

 $                          218,000,000
Total
 $                          800,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                      100.00

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.125

2.25

2.5
Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
9.38%

8.01%

8.75%






Total par value
purchased
                                    205,000

 n/a

n/a
$ amount of purchase
                                    205,000

 n/a

n/a






% of offering purchased
by fund
0.03%

 n/a

n/a
% of offering purchased
by associated funds
1.21%

 n/a

n/a
Total
1.24%

 n/a

n/a


Name of Fund
Scudder Strategic Income Trust




Security Purchased

Comparison Security

Comparison Security
Cusip
373298bw7

961418ac4

31529maa6
Issuer
GEORGIA-PACIFIC CORP

WESTPORT RESOURCES
CORP

FERRELLGAS PARTNERS
LP
Underwriters
Bofa,Goldman,Banc One,Bank of Tokyo-
Mitsubishi,DBSI,JPMorgan,Merrill,Morgan
Stanley,Salomon,Sumitomo,Suntrust,TD
Securities,UBS

CSFB,JPMorgan,Lehman,Wachovia,Fleet

CSFB,Bofa,Banc One,BNP,Wheat
First,US Bank
Years of continuous
operation, including
predecessors
> 3 years

> 3 years

> 3 years
Security
GP 8.875%,2/1/2010

WRC 8.25%,11/1/2011

FGP 8.75%,6/15/2012
Is the affiliate a
manager or co-manager
of offering?
Co-Manager

n/a

n/a
Name of underwriter or
dealer from which
purchased
Goldman

n/a

n/a
Firm commitment
underwriting?
yes

yes

yes
Trade date/Date of
Offering
1/23/2003

12/11/2002

9/10/2002






Total dollar amount of
offering sold to QIBs
 $                          700,000,000

 $                          300,000,000

 $                                          -
Total dollar amount of
any concurrent public
offering
 $                                          -

 $                                          -

 $                          218,000,000
Total
 $                          700,000,000

 $                          300,000,000

 $                          218,000,000






Public offering price
                                        99.36

                                      103.00

                                      100.00
Price paid if other than
public offering price
 n/a

 n/a

 n/a
Underwriting spread or
commission
2.125

2.25

2.5
Rating
Ba2/BB+

Ba3/B+

B2/B
Current yield
8.93%

8.01%

8.75%






Total par value
purchased
                                      90,000

 n/a

n/a
$ amount of purchase
                                      89,424

 n/a

n/a






% of offering purchased
by fund
0.01%

 n/a

n/a
% of offering purchased
by associated funds
2.08%

 n/a

n/a
Total
2.09%

 n/a

n/a